UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 31, 2008

Commission File Number 000-28638

PACIFIC HEALTH CARE ORGANIZATION, INC.
(Exact Name of Registrant as Specified in its Charter)

UTAH	87-0285238
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

21 Toulon, Newport Beach, California
 (Address of principal executive offices)

 92660
(Zip Code)

(949) 721-8272
(Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02  Departure of directors or principal officers; election of directors; appointment of principal officers.

 On July 31, 2008 Frank Hough resigned as the Chief Financial Officer and Secretary of Pacific Health Care Organization, Inc. (the “Company”).  Mr. Hough also resigned as the Secretary of each of the Company’s two subsidiaries, Medex Healthcare, Inc. and Industrial Resolutions Coalition, Inc.  Mr. Hough’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  A copy of Mr. Hough’s resignation letter is attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 17.1	Correspondence on departure of Frank Hough

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC HEALTH CARE ORGANIZATION, INC.

Date: August 4, 2008	By:	/s/ Tom Kubota
Tom Kubota, President